Financial Instruments and Fair Value Measurements - Derivatives Not Designated as Hedging Instruments on the Consolidated Statement of Operations (Table) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Derivative [Line Items]
Loss on interest rate swaps, net	$ (10,061)	$ (10,167)
Total	(10,061)	(10,167)
Interest rate swaps
Derivative [Line Items]
Loss on interest rate swaps, net	$ (10,061)	$ (10,167)